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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-44908.



                                                             ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania,
 March 28, 2001